UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 5, 2021

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common	RBCAA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On May 13, 2021, Republic Bank & Trust Company (the “Bank”), a subsidiary of Republic Bancorp, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Green Dot Corporation (“Green Dot”) providing for the purchase by Green Dot, upon the terms and subject to the conditions set forth therein, of substantially all of the assets and operations of the Bank’s Tax Refund Solutions business (the “Sale Transaction”).

On August 4, 2021, the Company disclosed that Green Dot had delayed the closing of the Sale Transaction, following a request to Green Dot from its primary regulator for information relating to the Sale Transaction and Green Dot’s subsequent decision to seek from its primary regulator the approval of or non-objection to, as applicable, the Sale Transaction before its consummation.

Green Dot has informed the Bank that it will not close the Sale Transaction due to undisclosed issues with its primary regulator. The Purchase Agreement provides that the closing of the Sale Transaction is subject solely to the satisfaction or waiver of the customary conditions set forth in the Purchase Agreement, all of which the Company believes have been satisfied. Because Green Dot failed to disclose the existence of any regulatory issues that would cause a delay in closing along with its representation that receipt of its primary regulator’s approval or non-objection is not a contractual condition to closing as set forth in the Purchase Agreement, on October 5, 2021, the Bank filed a lawsuit against Green Dot in the Delaware Court of Chancery alleging breach of contract. In so doing, the Bank seeks, among other relief, specific performance to require that Green Dot proceed with the Sale Transaction as the parties had agreed to in the Purchase Agreement.

Due to the inherent uncertainties of legal proceedings, the Company cannot predict the outcome of these proceedings at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: October 5, 2021	By:	/s/ Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer

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